UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Financial Institutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Craig S. Wittlin, Esq.	Keith E. Gottfried, Esq.
Harter Secrest & Emery LLP	Morgan, Lewis & Bockius LLP
1600 Bausch & Lomb Place	1111 Pennsylvania Avenue, N.W.
Rochester, NY 14604-2711	Washington, DC 20004-2541
(585) 231-1260	(202) 739-5947

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Financial Institutions, Inc., a New York corporation (“FII” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2016 Annual Meeting of Shareholders to be held on Friday, June 3, 2016, at 10:00 a.m., local time, at the Company’s corporate headquarters in Warsaw, New York and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). FII has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2016 Annual Meeting.

Press Release Issued on April 5, 2016

Attached hereto is FII’s press release issued on April 5, 2016 confirming that it had received a notice from MHC Mutual Conversion Fund, L.P., an affiliate of Clover Partners, L.P., of its intention to nominate two candidates to stand for election to FII’s Board of Directors at the Company’s 2016 Annual Meeting of Shareholders.

Important Additional Information and Where to Find It

FII, its directors and/or its director nominees and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from FII’s shareholders in connection with the 2016 Annual Meeting. FII plans to file a proxy statement and accompanying form of BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT FII WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Such information can also be found in FII’s proxy statement for its 2015 Annual Meeting of Shareholders, filed with the SEC on March 25, 2015. To the extent holdings of FII’s securities have changed since the amounts shown in the definitive proxy statement for the 2015 Annual Meeting of Shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement (including any amendments or supplements thereto), the BLUE proxy card and any other documents filed by FII with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (www.sec.gov), at FII’s website (www.fiiwarsaw.com) or by writing to the Company’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FII’s Corporate Secretary at (585) 786-1100.

NEWS RELEASE For Immediate Release	220 Liberty Street Warsaw, NY 14569

Financial Institutions Confirms Receipt of Clover Partners’ Director Nominations

WARSAW, N.Y., April 5, 2016 – Financial Institutions, Inc. (Nasdaq: FISI), the parent company of Five Star Bank, Scott Danahy Naylon and Courier Capital, today confirmed that it has received a notice from Clover Partners, L.P. nominating Johnny Guerry and Terrell T. Philen, Jr. for election to the Financial Institutions, Inc. (the “Company”) Board of Directors at the 2016 Annual Meeting of Shareholders. The Company’s Annual Meeting is scheduled to be held on Friday, June 3, 2016 at 10:00 a.m. at the Company’s corporate headquarters in Warsaw, New York. Financial Institutions’ shareholders are not required to take any action at this time.

Financial Institutions welcomes constructive feedback from its shareholders. Financial Institutions regularly meets with and engages in constructive dialog with its shareholders to understand their perspectives on the Company’s long-term strategic growth plan. Management of Financial Institutions met with Clover on several occasions since it initiated its investment in Financial Institutions. Taking into account that the Company’s stock price has grown by approximately 50% over the past three years and its total shareholder return1 was in excess of 66% over the same period, the Board and management team are confident that they are pursuing the right strategy to enhance value for all shareholders. As always, Financial Institutions is committed to acting in the best interest of all shareholders and remains focused on growing its core business and building long-term shareholder value.

Credit Suisse is serving as financial advisor to Financial Institutions. Morgan, Lewis & Bockius LLP and Harter Secrest & Emery LLP are serving as legal advisors to Financial Institutions.

About Financial Institutions, Inc.

Financial Institutions, Inc. provides diversified financial services through its subsidiaries, Five Star Bank, Scott Danahy Naylon and Courier Capital. Five Star Bank provides a wide range of consumer and commercial banking services to individuals, municipalities and businesses through a network of over 50 offices and more than 60 ATMs throughout Western and Central New York State. Scott Danahy Naylon provides a broad range of insurance services to personal and business clients across 44 states. Courier Capital provides customized investment management, investment consulting and retirement plan services to individuals, businesses, institutions, foundations and retirement plans. Financial Institutions, Inc. and its subsidiaries employ approximately 700 individuals. The Company’s stock is listed on the Nasdaq Global Select Market under the symbol FISI and is a member of the NASDAQ OMX ABA Community Bank Index. Additional information is available at the Company’s website: www.fiiwarsaw.com.

Safe Harbor Statement

This press release may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created by such laws. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations that involve a number of significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: the Company’s ability to implement its strategic plan, the Company’s ability to redeploy investment assets into loan assets, whether the Company experiences greater credit losses than expected, whether the Company experiences breaches of its, or third party, information systems, the attitudes and

[1]

Total return of FISI common stock over the three year period ending December 31, 2015, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of FISI common stock on the ex-date of the dividend. Our industry peers may provide similar measures of total shareholder return, although they may calculate the measure differently and may use different terminology.

preferences of the Company’s customers, the Company’s ability to successfully integrate and profitably operate SDN and Courier Capital, the competitive environment, fluctuations in the fair value of securities in its investment portfolio, changes in the regulatory environment and the Company’s compliance with regulatory requirements, changes in interest rates, general economic and credit market conditions nationally and regionally and the actions of activist investors, including the amount of related costs incurred by Financial Institutions and the disruption caused to Financial Institutions’ business activities by these actions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed with the SEC. Except as required by law, the Company undertakes no obligation to revise these statements, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this press release.

Important Additional Information And Where To Find It

Financial Institutions, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2015 Annual Meeting of Shareholders, filed with the SEC on March 25, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Shareholders, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Financial Institutions intends to file a proxy statement and accompanying BLUE proxy card with the SEC in connection with the solicitation of proxies from Financial Institutions shareholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying BLUE proxy card, and other documents filed by Financial Institutions with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.fiiwarsaw.com, by writing to the Company’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling the Company’s Corporate Secretary at (585) 786-1100.

*****

For additional information:
Investors:	News Media:
Kevin B. Klotzbach	Brandonne Rankin
Executive Vice President, Chief Financial Officer & Treasurer	McDougall Communications
Phone: 585.786.1130	Phone: 585.313.3683
Email: KBKlotzbach@five-starbank.com	Email: brankin@mcdougallpr.com

Jordan Darrow
Darrow Associates
Phone: 631.766.4528
Email: jdarrow@darrowir.com